================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            CHECKFREE CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              CHECKFREE CORPORATION









                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                OCTOBER 30, 1997

                                       AND

                                 PROXY STATEMENT







================================================================================



                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                              CHECKFREE CORPORATION
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                              September 29, 1997
To Our Stockholders:

         The Annual Meeting of Stockholders of CheckFree Corporation will be held at the Company's headquarters, 4411 East Jones Bridge Road, Norcross, Georgia, on Thursday, October 30, 1997, at 12:00 p.m., local time, for the following purposes:

         (1) To elect two Class II Directors of the Company each to serve for a three-year term expiring at the 2000 Annual Meeting of Stockholders.

         (2)      To approve the Company's Amended and Restated 1995 Stock
                  Option Plan.

         (3)      To adopt the Company's Incentive Compensation Plan.

         (4) To transact any other business which may properly come before the meeting or any adjournment thereof.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of the Company and representatives of its independent public accountants will be present to answer your questions and to discuss its business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

                                      By Order of the Board of Directors,

                                      Curtis A. Loveland
                                      Secretary

           ----------------------------------------------------------
                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
           ----------------------------------------------------------

                              CHECKFREE CORPORATION
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 30, 1997
                          -----------------------------

         This Proxy Statement is furnished to the stockholders of CheckFree Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on October 30, 1997, and at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and the enclosed proxy will be first sent or given to the Company's stockholders on approximately September 29, 1997.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, or personal interview.

         The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the meeting. If no directions are made to the contrary, the proxy will be voted FOR the nominees for director named herein; FOR the approval of the Company's Amended and Restated 1995 Stock Option Plan described herein; and FOR the adoption of the Company's Incentive Compensation Plan. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Stockholders who attend the meeting may vote in person and their proxies will not be used.

         Holders of record of Common Stock of the Company at the close of business on September 12, 1997, will be entitled to vote at the Annual Meeting. At that time, the Company had 54,686,159 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

         The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect. Each other matter to be submitted to the stockholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the Common Stock present and entitled to vote on the matter. For purposes of determining the number of shares of Common Stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

ELECTION OF DIRECTORS

         The Company's Amended and Restated Certificate of Incorporation provides for a classified board of directors with three classes. Each class of directors consists, as nearly as practical, of one-third of the total number of directors. Effective August 8, 1995, the total number of authorized directors was fixed at seven. The Board of Directors proposes the election of two incumbent Class II Directors at the 1997 Annual Meeting of Stockholders to continue service as Class II Directors. Four incumbent Class I and Class III Directors will continue in office. The nominees for Class II Directors, if elected, will serve for three-year terms expiring at the 2000 Annual Meeting of Stockholders. The Company will have one vacancy on its Board of Directors for a Class III Director.

         Mark A. Johnson and Eugene F. Quinn are currently Class II Directors of the Company and are being nominated by the Board of Directors for re-election as Class II Directors.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Johnson and Quinn as Class II Directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the By-Laws, or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth for each nominee and each continuing director of the Company, such person's name, age, and his position with the
Company:

                               CLASS II DIRECTORS
                      (NOMINEES FOR TERMS EXPIRING IN 2000)

             NAME                          Age                          Position
-------------------------------        ------------        ----------------------------------
Mark A. Johnson                             44                  Vice Chairman, Corporate
                                                               Development and Marketing,
                                                                      and Director

Eugene F. Quinn                             43                          Director


                                CLASS I DIRECTORS
                             (TERMS EXPIRE IN 1999)

             NAME                          Age                          Position
-------------------------------        ------------        ----------------------------------
George R. Manser                            66                          Director

William P. Boardman                         56                          Director

                               CLASS III DIRECTORS
                             (TERMS EXPIRE IN 1998)

             NAME                         AGE                           POSITION
-------------------------------        ---------           ----------------------------------
Peter J. Kight                            41                     Chairman of the Board,
                                                                     President and
                                                                Chief Executive Officer

Jeffrey M. Wilkins                        53                            Director


         Mark A. Johnson has served as Vice Chairman, Corporate Development and Marketing of the Company since May 1997. He has been a Director of the Company since 1983. Mr. Johnson also serves as Executive Vice President of the following subsidiaries of the Company: Bow Tie Systems, Inc., Security APL, Inc., Servantis Services, Inc., CheckFree Investment Corporation, Servantis Systems Holdings, Inc., CheckFree Software Solutions, Inc., and CheckFree Services Corporation. Mr. Johnson served as Executive Vice President, Business Development from 1993 to 1997, Treasurer from 1993 to 1996, as Senior Vice President of the Company from 1991 to 1993, and as a Vice President from 1982 to 1991.

         Eugene F. Quinn has served as a Director of the Company since 1994. Since March 1997, Mr. Quinn has served as Senior Vice President for Online and Interactive Services at MTV Networks, a division of Viacom, Inc. From 1984 to 1997, Mr. Quinn served as a senior executive at Tribune Company and its Chicago Tribune subsidiary.

         George R. Manser has served as a Director of the Company since 1983. Since July 1994, Mr. Manser has served as Chairman of Uniglobe Travel (Capital Cities) Inc., which franchises travel agencies in certain areas of the U.S. From 1985 to 1994, he served as Chairman of North American National Corporation, a life insurance holding company. Mr. Manser is a Director of Cardinal Health Inc., a publicly-held wholesale drug distributor, State Auto Financial Corporation, a publicly-held insurance company, AmeriLink Corporation, a publicly-held cabling services company, and Hallmark Financial Services, Inc., a publicly-held insurance services company. He is also an Advisory Director to the Corporate Finance Department of J.C. Bradford & Co., a NASD broker-dealer.

         William P. Boardman has served as a Director of the Company since July 1996. Mr. Boardman has been an officer of Bank One Corp. since 1984 and is currently Senior Executive Vice President.

         Peter J. Kight is the founder of the Company and has served as Chairman, President, and Chief Executive Officer since 1981. He has also serves as President of the following subsidiaries of the Company: Bow Tie Systems, Inc., Security APL, Inc., Servantis Services, Inc., CheckFree Investment Corporation, Servantis Systems Holdings, Inc., CheckFree Software Solutions, Inc., and CheckFree Services Corporation. Mr. Kight is a Director of Metatec Corporation, a publicly-held company which distributes information utilizing CD ROM technology.

         Jeffrey M. Wilkins has served as a Director of the Company since 1990. Since August 1989, Mr. Wilkins has served as Chairman and Chief Executive Officer of Metatec Corporation, a publicly-held company which distributes information utilizing CD ROM technology.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of five meetings during the fiscal year ended June 30, 1997 ("Fiscal 1997"). During Fiscal 1997, each of the directors attended 75% or more of the total number of (i) meetings of the Board, and (ii) meetings of committees of the Board on which such director served. During Fiscal 1997, directors who are not employees of the Company received a $500 retainer for each fiscal quarter, $500 for each Board meeting attended and $250 for each committee meeting attended, plus out-of-pocket expenses incurred in connection with attendance at such meetings. Additionally, in the past, non-employee directors received stock options granted under the existing stock option plans upon their election to the Board of Directors to acquire from 15,000 to 26,307 shares of Common Stock. The exercise price for such options ranges from $0.57 to $14.25 per share. Such options vested 20% a year over a five year period and terminated ten years after grant.

         Effective May 2, 1997, each non-employee director will receive each year, stock options under the 1995 Stock Option Plan to acquire 8,000 shares of Common Stock, which options will vest 100% after one year and terminate ten years after grant. In addition, each non-employee director will receive out-of-pocket expenses incurred in connection with attendance at meetings of the Board and meetings of committees of the Board.

         The Board of Directors has two standing committees: a Stock Option and Compensation Committee and an Audit Committee. The Stock Option and Compensation Committee has the authority to (i) administer the Company's stock option plans, including the selection of optionees and the timing of option grants; and (ii) review and monitor key employee compensation policies and administer the Company's management compensation plans. The members of the Stock Option and Compensation Committee are Messrs. Quinn, Boardman and Manser.

         The Audit Committee recommends the annual appointment of the Company's independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacy of the Company's internal control procedures. Messrs. Manser, Quinn, and Wilkins serve as members of the Audit Committee.

EXECUTIVE OFFICERS

         In addition to Peter J. Kight and Mark A. Johnson, the following persons are executive officers of the Company:

         Jay N. Whipple, III, age 40, has served as Vice Chairman of the Company since August 1997. Prior to his election as Vice Chairman, Mr. Whipple served as President of Investment Services and as Executive Vice President of Portfolio Services of the Company from 1996 to 1997. Mr. Whipple was founder of Security APL, Inc., a company acquired by the Company in March 1996, and served as its Chairman, President and Chief Executive Officer from 1978 to 1996.

         Peter F. Sinisgalli, age 41, has served as Chief Operating Officer of the Company since November 1996. From 1994 to 1996, Mr. Sinisgalli was Executive Vice President and Chief Financial Officer of Dun & Bradstreet Software. From 1993 to 1994, Mr. Sinisgalli was Senior Vice President - Group Finance of Dun & Bradstreet Corporation. From 1990 to 1992, Mr. Sinisgalli held various positions with Nielson Media Research, a division of Dun & Bradstreet Corporation.

         James S. Douglass, age 32, has served as Executive Vice President and Chief Financial Officer of the Company since September 1996. From 1994 to 1996, Mr. Douglass was Vice President - Corporate Controller and Chief Accounting Officer for Medaphis Corporation. From 1988 to 1994, Mr. Douglass served in various capacities with KPMG Peat Marwick LLP, most recently as senior manager.

         Kenneth J. Benvenuto, age 38, has served as Executive Vice President, Retail Electronic Services of the Company since May 1997. From March 1996 to May 1997, Mr. Benvenuto served as Executive Vice President, Corporate Services of the Company. From 1994 to 1996, Mr. Benvenuto was employed by Servantis Systems Holdings, Inc. as the Treasury Products Division President until its acquisition by the Company in February 1996. From September 1993 to August 1994, Mr. Benvenuto served as Vice President of Best Programs, Inc., an accounting software firm. From August 1986 to September 1993, Mr. Benvenuto was an Executive Vice President of Mitchell Humphrey & Company, a client/server-based financial management software firm.

         Lynn D. Busing, age 45, has served as Executive Vice President, Business Electronic Commerce of the Company since February of 1996. Mr. Busing was Senior Vice President of Servantis Systems Holdings, Inc. from 1993 to 1996. From 1987 to 1993, Mr. Busing held various management positions with Digital Equipment Corporation.

         Ravi Ganesan, age 31, has served as Executive Vice President and Chief Technology Officer of the Company since January 1997. From 1990 to 1997, Mr. Ganesan held various positions with Bell Atlantic, including Vice President - Distributed Operations & Information Technology from 1995 to 1997.

         Mark D. Phelan, age 43, has served as Executive Vice President, Sales of the Company since May 1997. From March 1996 to May 1997, Mr. Phelan was the Company's Executive Vice President, Retail Services. From October 1992 to March 1996, he served as Executive Vice President, Sales and Marketing of the Company. From February 1982 to October 1992, Mr. Phelan served as a Sales Vice President of AT&T Corporation, a worldwide telecommunications company.

         Howard S. Baulch, age 44, has served as Executive Vice President, Software Product Development of the Company since May 1997. From March 1996 to May 1997, Mr. Baulch served as Executive Vice President, Systems Support and Development of the Company. From July 1994 to March 1996, Mr. Baulch served as Executive Vice President, Systems and Software Development of the Company. From 1992 to July 1994, Mr. Baulch served as Director of Systems Architecture for Mead Data Central. He also served as Director of Quality Assurance for Mead Data Central from 1990 to 1992.

         Sean E. Feeney, age 39, has served as Executive Vice President, Software Solutions of the Company since February 1997. During 1996, Mr. Feeney served as Vice President, North America Channels & General Manager for Dun & Bradstreet Software. From 1990 to 1995, Mr. Feeney held various sales positions with Dun & Bradstreet Software.

         Frank Polashock, age 42, has served as Executive Vice President and General Manager, Investment Services Division of the Company since May 1997. From 1981 to 1993, Mr. Polashock held several management positions within Dun & Bradstreet Corporation, most recently as General Manager of Asia Pacific and Latin America. From 1993 to May 1997 Mr. Polashock was involved with several entrepreneurial ventures targeted at the Chinese marketplace.

         Allen L. Shulman, age 49, has served as Senior Vice President and General Counsel of the Company since May 1997. Immediately prior to joining the Company, Mr. Shulman was the managing attorney for the Atlanta office of Horvath & Lieber, P.C. From 1983 to 1996, Mr. Shulman was General Counsel and Chief Financial Officer for United Refrigerated Services, Inc.

         Stephen Olsen, age 37, has served as Senior Vice President and Chief Information Officer of the Company since March 1997. From 1996 to 1997, Mr. Olsen served as Vice President, Chief Information Officer of Geac Computer Corporation. From 1990 to 1996, Mr. Olsen served as Vice President, Chief Information Officer of Dun & Bradstreet Software.

         Curtis A. Loveland, age 50, has served as Secretary of the Company since 1983. Mr. Loveland has been associated with the law firm of Porter, Wright, Morris & Arthur since 1973 and a partner since 1979.

         Officers are elected annually by the Board of Directors and serve at its discretion. There are no family relationships among directors and executive officers of the Company.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information regarding beneficial ownership of the Company's Common Stock by each director, each of the Company's executive officers named in the Summary Compensation Table, and the directors and executive officers of the Company as a group as of September 12, 1997:


                                                                           SHARES BENEFICIALLY OWNED (1)(2)(3)
                                                                  ------------------------------------------------------
                        STOCKHOLDER                                          NUMBER                     PERCENT
------------------------------------------------------------      ---------------------------- -------------------------
Peter J. Kight (4)                                                           6,667,035                   12.0%
Jay N. Whipple, III                                                          1,764,721                    3.2%
Mark A. Johnson (5)                                                          1,543,773                    2.8%
Kenneth J. Benvenuto                                                            81,529                     *
Peter F. Sinisgallli                                                            31,000                     *
William P. Boardman                                                              5,000                     *
George R. Manser                                                                27,307                     *
Eugene F. Quinn                                                                      0                     *
Jeffrey M. Wilkins                                                               2,000                     *
All directors and executive officers as a group                             10,706,959                   19.3%
   (19 persons) (4)(5)

----------------------

* Represents beneficial ownership of less than 1% of the Company's outstanding Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares.

(2) Includes shares purchasable within 60 days after September 12, 1997 pursuant to the exercise of options covering 526,340 shares for Mr. Kight, 97,283 shares for Mr. Johnson, 41,976 shares for Mr. Benvenuto, 30,000 shares for Mr. Sinisgalli, 3,000 shares for Mr. Boardman, 26,307 shares for Mr. Manser, and 1,002,299 shares for all directors and executive officers as a group.

(3) The Company's 401(k) match is funded through issuance of common stock of the Company. As of the date of this report, the Company has not funded the 401(k) match for the year ended June 30, 1997. The outstanding amounts include $2,000 for Mr. Whipple, $2,000 for Mr. Johnson, $2,000 for Mr. Sinisgalli, $2,000 for Mr. Benvenuto and $12,000 for all directors and executive officers as a group. The number of beneficial shares issued related to the 401(k) match is dependent upon the market value of the Company's common stock on the date of the funding.

(4) Includes 6,800 shares held by the Peter J. Kight and Teresa J. Kight 1995 Children's Trust. Mr. Kight disclaims ownership of such shares in which he has no pecuniary interest.

(5) Includes 4,000 shares held by the Mark A. Johnson 1997 Irrevocable Children's Trust. Mr. Johnson disclaims ownership of such shares in which he has no pecuniary interest.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

       The following table sets forth information as of September 12, 1997 (except as noted below), relating to the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.


                                                                           SHARES BENEFICIALLY OWNED (1)
                                                           -------------------------------------------------------------
                     STOCKHOLDER                                     NUMBER                            PERCENT
-----------------------------------------------------      ---------------------------       ---------------------------
Peter J. Kight (2)(3)                                               6,667,035                           12.0%
  4411 East Jones Bridge Road
  Norcross, Georgia 30092
Intuit Inc.                                                        10,600,000                           19.1%
  2535 Garcia Avenue
  Mountain View, California 94039
Nationwide Mutual Life                                              3,705,341                            6.7%
  Insurance Company
  One Nationwide Plaza
  Columbus, Ohio 43215
----------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares.

(2) Includes 526,340 shares purchasable by Mr. Kight pursuant to the exercise of options within 60 days after September 12, 1997.

(3) Includes 6,800 shares held by the Peter J. Kight and Teresa J. Kight 1995 Children's Trust. Mr. Kight disclaims ownership of such shares in which he has no pecuniary interest.


EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during the fiscal year ended December 31, 1995, the twelve months ended June 30, 1996, and the fiscal year ended June 30, 1997 to the Company's Chief Executive Officer and each of the Company's four other highest compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                    -----------------
                                                                                         AWARDS
                                                        ANNUAL COMPENSATION         -----------------
                                                    ----------------------------       SECURITIES
                                                                                       UNDERLYING           ALL OTHER
                                                       SALARY           BONUS            OPTIONS           COMPENSATION
   NAME AND PRINCIPAL POSITION         YEAR(1)           ($)             ($)               (#)                ($)(2)
---------------------------------    -----------    -------------    -----------    -----------------    ----------------

PETER J. KIGHT                            1997           $292,692    $ 256,776           300,000               $108,800
Chairman, President, and Chief            1996           $250,000    $  33,000             1,000               $      0
Executive Officer                         1995           $248,173    $  33,000                 0               $      0

JAY N. WHIPPLE, III(3)                    1997           $250,000    $ 129,612                 0               $  3,375
Vice Chairman                             1996           $ 35,618    $       0                 0               $      0

MARK A. JOHNSON                           1997           $179,711    $  80,330            30,847               $ 42,574
Vice Chairman, Corporate                  1996           $161,538    $  13,500             1,000               $  1,820
Development and Marketing                 1995           $154,711    $  38,000                 0               $  1,698

PETER F. SINISGALLI(4)                    1997           $165,675    $ 114,757           192,373               $      0
Chief Operating Officer

KENNETH J. BENVENUTO(5)                   1997           $148,316    $  69,000           180,000               $ 33,500
Executive Vice President, Retail          1996             55,417    $  90,000            44,743               $      0
Electronic Commerce


----------------------

(1) References to 1997 and 1996 are for the period from July 1, 1996 and 1995 to June 30, 1997 and 1996, respectively, while reference to 1995 is for the period from January 1 to December 31, 1995.

(2) Includes matching contribution to the Company's 401(k) Plan of $3,375 for Mr. Whipple, $980 for Mr. Johnson, and $1,000 for Mr. Benvenuto and relocation allowances of $108,800 for Mr. Kight, $41,594 for Mr. Johnson, and $32,500 for Mr. Benvenuto.

(3)      Mr. Whipple was employed by the Company effective May 9, 1996.

(4)      Mr. Sinisgalli was employed by the Company effective November 3, 1996.

(5)      Mr. Benvenuto was employed by the Company effective February 21, 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning the grant of stock options to the Named Executive Officers under the Company's 1995 Stock Option Plan:


                              Individual Grants (1)
--------------------------------------------------------------------------------

                            NUMBER OF
                            SECURITIES         % OF TOTAL                                         POTENTIAL REALIZED VALUE AT
                            UNDERLYING      OPTIONS GRANTED                                         ASSUMED ANNUAL RATES OF
                             OPTIONS        TO EMPLOYEES IN      EXERCISE       EXPIRATION       STOCK PRICE APPRECIATION FOR
         NAME              GRANTED (#)        FISCAL YEAR      PRICE ($/SH)        DATE               OPTION TERMS (2)(3)
         ----              -----------        -----------      ------------        ----              --------------------
                                                                                                      5%($)            10%($)
                                                                                                      -----            ------
Peter J. Kight                 300,000           13.17%           $14.75         05/01/07            $2,782,859       $7,052,310

Jay N. Whipple, III                  0             --               --              --                       --               --

Mark A. Johnson                 30,847           1.35%            $14.75         05/01/07            $  286,143       $  725,142

Peter F. Sinisgalli            150,000           6.59%            $18.63         11/01/07            $1,757,446       $4,453,713
                                42,373           1.86%            $14.75         05/01/97            $  393,060       $  996,092

Kenneth J. Benvenuto           175,000           7.69%            $11.25         08/22/06            $1,238,136       $3,137,680
                                 5,000           0.22%            $14.75         05/01/07            $   46,381       $  117,539
----------------------

(1)  This table covers the period from July 1, 1996 to June 30, 1997.

(2) The dollar amounts in these columns are the product of (a) the difference between (1) the product of the per share market price at the date of grant and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) the per share exercise price and (b) the number of shares underlying the grant.

(3) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether such an increase will be realized will depend not only on the efforts of the recipient of the option, but also upon conditions in the Company's industry and market area, competition, and economic conditions, over which the optionee may have little or no control.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

           The following table provides certain information regarding the number and value of stock options held by the Company's Named Executive Officers at June 30, 1997.


                                                                 NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT FISCAL
                                                            OPTIONS AT FISCAL YEAR-END (#)            YEAR-END ($)(2)
                                                            ------------------------------    --------------------------------
                                 SHARES
                                ACQUIRED
                                   ON           VALUE
                                EXERCISE      REALIZED
           NAME                    (#)         ($)(1)       EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
---------------------------    ----------    -----------    ------------    --------------    -------------    ---------------
Peter J. Kight                          0      $      0       526,340           300,800        $8,836,521        $   862,500

Jay N. Whipple, III                     0      $      0             0                 0        $        0        $         0

Mark A. Johnson                         0      $      0        97,283            55,918        $1,630,509        $   496,316

Peter F. Sinisgalli                     0      $      0             0           192,373        $        0        $   121,822

Kenneth J. Benvenuto               13,818      $122,365         6,974           203,950        $   31,792        $ 1,193,617
--------------------

(1) Value realized represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without consideration for any taxes or brokerage expenses which may have been owed.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end ($17.625 on June 30, 1997). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EMPLOYMENT AGREEMENTS

            On May 1, 1997, Mr. Kight entered into an employment agreement with the Company. Mr. Kight's employment agreement provides for a minimum base salary and a covenant not to compete. Mr. Kight's minimum base salary was set at $300,000 until July 1, 1997, when it increased to $375,000. Additionally, Mr. Kight received a stock option to purchase 200,000 shares of the Company's Common Stock at $14.75 per share, the price per share on the date of the employment agreement. The covenant not to compete in Mr. Kight's employment agreement is for the time of employment, plus a one year period following termination of employment. If Mr. Kight's employment is terminated as a result of a change in control of the Company (as defined in his employment agreement), if Mr. Kight resigns after a change in control upon making a good faith determination that his employment status or responsibilities have been materially adversely affected, or if Mr. Kight's employment is terminated by the Company without cause, he is entitled to receive the greater of two times his average annual compensation or an amount equal to his basic salary and incentive compensation until June 30, 2002. The term of Mr. Kight's employment agreement runs through June 30, 2002, and thereafter it renews for one-year periods.

      On February 21, 1996, Messrs. Busing and Benvenuto entered into employment agreements with the Company. Each of these employment agreements provides for a minimum base salary and a covenant not to compete. The employment agreements are substantially identical, except with respect to minimum base salary, which is $140,000 per year for Mr. Busing and $135,000 per year for Mr. Benvenuto. The covenant not to compete contained in each employment agreement is for the time of employment, plus a one year period following termination of employment. If either Mr. Busing's or Mr. Benvenuto's employment is terminated as a result of a change in control of the Company (as defined in their employment agreements) or if either executive resigns after a change in control upon making a good faith determination that his employment status or responsibilities have been materially adversely affected, the executive is entitled to receive two times his average annual compensation. If the Company terminates either executive's employment without cause, the executive would be entitled to receive his basic salary for the six month period following his termination date. The employment agreements are "at will" and, therefore, do not have a stated term.

      On May 9, 1996, Mr. Whipple entered into an employment agreement with the Company. Mr. Whipple's employment agreement provides for a minimum base salary and a covenant not to compete. Mr. Whipple's base salary for the first year of the employment agreement is $250,000, and thereafter the base salary reduces to $175,000. The covenant not to compete in Mr. Whipple's employment agreement provides that Mr. Whipple may not compete with the Company for the time of employment, plus a one year period following termination of employment. If Mr. Whipple's employment is terminated as a result of a change in control of the Company (as defined in his employment agreement) or if Mr. Whipple resigns after a change in control upon making a good faith determination that his employment status or responsibilities have been materially adversely affected, he is entitled to receive two times his average annual compensation. If the Company terminates Mr. Whipple's employment without cause, he would be entitled to receive his basic salary to the later of the six month period following his termination date or the second anniversary of his employment agreement. The employment agreement is "at will" and, therefore, does not have a stated term.

         The following Compensation Committee Report and Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Stock Option and Compensation Committee has the authority and responsibility to determine and administer the Company's officer compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options to executive officers and other key employees under the Company's 1995 Stock Option Plan. The Stock Option and Compensation Committee consists solely of independent non-employee directors of the Company. In general, the philosophy of the Stock Option and Compensation Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Company. The preferred compensation policy of the Stock Option and Compensation Committee is to set base pay at the lower end of the comparable market ranges, establish performance based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long term incentives.

         The determination of executive officer base salaries for Fiscal 1997 was based primarily on subjective factors, such as the Stock Option and Compensation Committee's perception of individual performance and the executive officer's contribution to the overall performance of the Company, and not on specific criteria. No specific weight was given to any of these factors because each of these factors was considered significant and the relevance of each varies depending upon an officer's responsibilities. These factors were also taken into account when the Stock Option and Compensation Committee increased Mr. Kight's base salary from $250,000 to $300,000 effective October 18, 1996.

         In order to motivate management to meet both short-term and long-term Company objectives, the Stock Option and Compensation Committee approved a 1997 Bonus Program for certain executive officers. The bonuses for senior officers were based partially on the achievement of revenue targets and partially on the achievement of pre-tax earnings targets of the Company and, in appropriate cases, partially on the achievement of revenue targets and partially on the achievement of pre-tax earnings targets of operating divisions of the Company. Mr. Kight received a bonus for Fiscal 1997 of $256,776.

         In Fiscal 1997, the Company hired an outside consulting firm to perform an executive compensation survey for the Company. The consulting firm was asked to prepare a survey reviewing base compensation, bonus programs, and stock options in relation to similarly situated companies. The survey concluded that the Company's compensation is mixed when compared to the market, with some positions below market and others above market. After a complete review and discussion of the survey, the Stock Option and Compensation Committee agreed that the Company would move all executive officers to a July 1 compensation review and adjustment cycle effective July 1, 1997, to permit a more uniform review of executive compensation consistent with salary ranges established for executive positions. Also, based in part on the recommendation of the consulting firm, the Company approved annual base salaries with target performance bonus percentages for its executive officers for the 1998 fiscal year and entered into an employment agreement with Mr. Kight.

         Mr. Kight's employment agreement, effective May 1, 1997, provides for an increase in base salary for fiscal year 1998 to $375,000. In addition, the employment agreement provides for a one-time stock option grant of 200,000 shares at $14.75 per share, the fair market value of the shares on May 1, 1997. The option shares become 100% vested on May 1, 2003, provided, however, 20% of the option shares will vest and become exercisable at the end of each fiscal year 1998 through 2002 for which the Company attains at least 80% of the budgeted net income or not more than 120% of the budgeted net loss. The stock options also will become 100% vested if the Company terminates Mr. Kight's employment without cause or upon a change in control of the Company, as defined in the employment agreement. The term of the employment agreement is five years, with automatic one-year renewals thereafter.

         The purposes of the Company's 1995 Stock Option Plan are to provide long-term incentives to key employees and motivate key employees to improve the performance of the Company and thereby increase the Company's Common Stock price. Beginning in Fiscal 1997, stock option awards are considered at the time of the hiring of key associates and annually for all key associates by the Stock Option and Compensation Committee. The value of the stock options awarded is entirely dependent upon the Company's stock performance over a period of time.

         The number of shares of Common Stock subject to the options granted during Fiscal 1997 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to the Company's future performance. No specific weight was given to any of these factors. Options awarded to each executive officer during previous years were reviewed by the Stock Option and Compensation Committee in determining the size of an option awarded for Fiscal 1997.

         Each stock option awarded during Fiscal 1997 had an exercise price equal to the fair market value of the underlying Common Stock of the Company on the date of the grant. Generally, stock options granted to new employees of the Company vest and become exercisable at the rate of 20% per year if the option holder remains employed at the time of vesting and terminate ten years from the date of grant. However, annual stock option grants to key employees typically vest and become exercisable at the rate of 33-1/3% per year if the option holder remains employed at the time of vesting and terminate ten years from the date of grant. Pursuant to the Company's policy of granting stock options to key employees on an annual basis, on May 1, 1997, Mr. Kight was granted an option to purchase 100,000 shares at a price of $14.75 per share, the fair market value of the shares on May 1, 1997, vesting at the rate of 33-1/3% per year based on continued employment.

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) ("Section 162(m)") which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, the Company intends that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. The Amended and Restated 1995 Option Plan, as defined and described in this Proxy Statement, is intended to qualify under Section 162(m). In addition, the Incentive Compensation Plan, as described in this Proxy Statement, is intended to qualify under Section 162(m) for the 1999 fiscal year.


                                        STOCK OPTION AND COMPENSATION COMMITTEE


                                           George R. Manser
                                           Eugene F. Quinn
                                           William P. Boardman

                                PERFORMANCE GRAPH

                      COMPARISON OF CUMULATIVE TOTAL RETURN
              AMONG THE COMPANY, THE NASDAQ STOCK MARKET - US INDEX
                 AND THE S&P COMPUTER SOFTWARE & SERVICES INDEX

         The following Performance Graph compares the performance of the Company with that of the Nasdaq Stock Market - US Index and the S&P Computer Software & Services Index, which is a published industry index. The comparison of the cumulative total return to stockholders for each of the periods assumes that $100 was invested on September 27, 1995 (the effective date the Company's Common Stock was registered under the Securities Exchange Act of 1934, as amended), in the Common Stock of the Company, and in the Nasdaq Stock Market - US Index and the S&P Computer Software & Services Index and that all dividends were reinvested.



                 COMARISON OF 21 MONTH CUMULATION TOTAL RETURN*
       AMONG CHECKFREE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
               AND THE S&P COMPUTERS (SOFTWARE & SERVICES) INDEX


                                            9/28/95    12/95    12/96    6/97
                                            -------    -----    -----    ----

CHECKFREE CORPORATION                         100       119       95       98
NASDAQ STOCK MARKET (U.S)                     100       104      127      143
S&P COMPUTERS (SOFTWARE & SERVICES)           100       102      159      216


*   $100 INVESTED ON 9/28/95 IN STOCK OR ON
    8/31/96 IN INDEX - INCLUDING REINVESTMENT
    OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Currently, Messrs. Manser, Boardman and Quinn, who are not employees of the Company, are members of the Stock Option and Compensation Committee. Since 1994, Mr. Kight has served as a member of Metatec Corporation's Board of Directors, of which Mr. Wilkins is Chairman, President and Chief Executive Officer.

         TRANSACTIONS BETWEEN EXECUTIVE OFFICERS AND THE COMPANY

         Jay N. Whipple III, the Company's President of Investment Services is a minority owner and Vice President of Jay N. Whipple Inc., a consulting firm that provides services to the Company. Under the current arrangement with Jay N. Whipple Inc., the Company pays Jay N. Whipple, Inc. $8,500 per month for consulting services.

         TRANSACTIONS BETWEEN INTUIT INC. AND THE COMPANY

         In connection with the acquisition of CheckFree Services Corporation (previously known as Intuit Services Corporation) ("CSC"), the Company, CSC and Intuit Inc. ("Intuit") entered into a certain Services and License Agreement (the "License Agreement"). The principal objectives of the License Agreement are to: (i) establish a continuing cooperative relationship between the parties whereby users of certain Intuit software products and services will continue to be able to obtain electronic banking and electronic bill payment services from CSC or the Company through such Intuit products and services; (ii) provide the means for an orderly transition in the operation and support of several services currently offered by Intuit and CSC that are now inter-dependent on certain technologies, equipment, facilities, personnel and support services of CSC and Intuit; (iii) set forth the terms on which the Company, CSC and Intuit will cooperate to develop, market, distribute and support certain of their respective products and services; and (iv) provide for the grant of certain technology licenses and mutual support and technical cooperation agreements among the parties designed to maintain connectivity between certain products and services offered by the parties. In partial consideration of several of Intuit's agreements under the License Agreement, CSC agreed to pay Intuit, in addition to certain other fees, the sum of $10 million in cash upon the closing of the CSC acquisition and an additional $10 million on or about October 1, 1997 (the "Connectivity Fee"). Certain fees will be payable by Intuit to CSC and the Company under the License Agreement. During Fiscal 1997, the Company paid Intuit $16,000,000 pursuant to the License Agreement.

         MR. KIGHT'S GUARANTY

         In 1993, the State of Ohio issued State Economic Development Revenue Bonds in the aggregate principal amount of $7,515,000 pursuant to a certain trust agreement between the Treasurer of Ohio and The Provident Bank, as trustee ("Provident"). The proceeds of the bonds were applied to the purchase of real property which is now being leased by the Company from the Director of Development, State of Ohio for its facilities in Columbus, Ohio. Mr. Kight guaranteed the obligations evidenced by the bonds in order to induce their issuance by the State of Ohio pursuant to a guaranty agreement, dated August 1, 1993, made with Provident (the "Guaranty Agreement"). Under the Guaranty Agreement, Mr. Kight's liability is limited to an amount equal to the product of his percentage beneficial ownership of the Company multiplied by the outstanding principal of the bonds; provided, however, that Mr. Kight's liability may not exceed $2,200,000. The Company has agreed to indemnify and reimburse Mr. Kight for any amount paid by him under the Guaranty Agreement. Additionally, under the Guaranty Agreement, with certain limited exceptions, the Director of Development's consent is required for Mr. Kight to sell or otherwise dispose of his equity interest in the Company.

         MISCELLANEOUS

         Curtis A. Loveland, the Company's Secretary, is a partner in the law firm of Porter, Wright, Morris & Arthur, which firm serves as general counsel to the Company.

AMENDMENTS TO THE COMPANY'S 1995 STOCK OPTION PLAN

          Subject to stockholder approval, on September 15, 1997, the Company's Board of Directors adopted the Amended and Restated 1995 Stock Option Plan (the "1995 Stock Option Plan"). The changes made to the Company's 1995 Stock Option
Plan: (i) limit the number of options that may be granted to any individual under the 1995 Stock Option Plan in any calendar year to 500,000 shares; (ii) provide that an optionee paying for option shares with previously acquired shares of the Company's Common Stock must have held such shares for at least six months; (iii) provide a definition of "disability" for purposes of the 1995 Stock Option Plan and enable optionees whose employment is terminated by the Company by reason of a disability, as defined, up to 12 months to exercise options; (iv) change the time period for the exercise of options granted after September 15, 1997 by optionees who terminate their employment by reason of Retirement, as defined, from 30 days to three years; (v) change the definition of "change in control" and provide for the vesting of all options outstanding under the Company's 1995 Stock Option Plan upon a change of control, as defined; and (vi) conform the Company's 1995 Stock Option Plan to reflect changes in applicable laws. The following summary does not purport to be complete and is qualified in its entirety by the terms of the 1995 Stock Option Plan which is attached hereto as Appendix A. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN.

PURPOSE OF 1995 STOCK OPTION PLAN

         The Company's Board of Directors believes that providing selected persons with an opportunity to invest in the Company will give them additional incentive to increase their efforts on behalf of the Company and will enable the Company to attract and retain the best available associates, officers, directors, consultants and advisers. The 1995 Stock Option Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and probability.

         The 1995 Stock Option Plan was originally adopted by the Company's Board of Directors on August 8, 1995 and approved by the stockholders on August 8, 1995. The amendment increasing the number of shares of the Company's Common Stock issuable under the 1995 Stock Option Plan was adopted by the Company's Board of Directors on October 18, 1996 and approved by its stockholders on January 21, 1997. The amendments reflected in the Amended and Restated 1995 Stock Option Plan were adopted by the Company's Board of Directors on May 1, 1997 and September 15, 1997.

ADMINISTRATION OF THE 1995 STOCK OPTION PLAN

         The 1995 Stock Option Plan provides for the grant of options to key associates, officers, directors, consultants and advisers who render services to the Company. The options may be either Incentive Options or Non-Statutory Options. The 1995 Stock Option Plan is administered by the Board of Directors of the Company, which may, and has, delegated all of its powers under the 1995 Stock Option Plan to the Stock Option and Compensation Committee of the Board of Directors (the "Committee"), which is authorized to determine to whom and at what time the stock options may be granted, the designation of the option as either Incentive Options or Non-Statutory Options, the per share exercise price, the duration of each option, the number of shares subject to each option, any restrictions on such shares, the rate and manner of exercise and the timing and form of payment.

NUMBER OF AUTHORIZED SHARES

         The number of shares available for issuance under the 1995 Stock Option Plan is 5,000,000 shares of Common Stock. The maximum number of stock options that may be granted to an individual under the 1995 Stock Option Plan in any calendar year is 500,000 shares. The number and class of shares available under the 1995 Stock Option Plan and subject to outstanding options may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of Common Stock attributable to unexercised options which expire or are terminated may be available for reissuance under the 1995 Stock Option Plan.

ELIGIBILITY AND PARTICIPATION

         Eligibility to participate in the 1995 Stock Option Plan extends to all executive, administrative, operational and managerial employees of the Company and any current or future subsidiaries or parent thereof. Currently, approximately 1,480 associates are employed by the Company and its subsidiaries and are eligible to participate. The Company anticipates that approximately one-third of those eligible will participate in the 1995 Stock Option Plan. Participation in the 1995 Stock Option Plan is at the discretion of the Committee and will be based upon each associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant. No associate may be granted in any calendar year options covering more than 500,000 shares of Common Stock.

 EXERCISE PRICE

         Incentive Options may not have an exercise price less than the fair market value of the Common Stock on the date of grant. Non-Statutory Options may have an exercise price less than the fair market value of the underlying Common Stock on the date of grant; however, in practice the Committee has generally granted Non-Statutory Options at the fair market value of the Common Stock on the date of grant.

VESTING

         The Committee may determine at the time of grant and thereafter the terms under which options shall vest and become exercisable. Options not exercisable as of the date of a change in control, as defined, of the Company will become exercisable immediately as of such date. A change in control of the Company shall be deemed to have occurred as of the first day than either of the following has occurred: (i) a person not in control of the Company on the effective date of the 1995 Stock Option Plan becomes the beneficial owner, directly or indirectly, of securities representing a majority of the combined voting power of the Company's then outstanding securities, or (ii) the stockholders of the Company approve a plan of complete liquidation, a sale of all or substantially all of the Company's assets, or a merger, consolidation, or reorganization of the Company with or involving another corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

SPECIAL LIMITATIONS ON INCENTIVE OPTIONS

         No Incentive Options may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (a "10% Shareholder"), unless the exercise price per share of Common Stock for the shares subject to such Incentive Options is at least 110% of the fair market value per share of Common Stock on the date of grant and such Incentive Options is not exercisable for more than five years after its date of grant. In addition, the total fair market value of shares of Common Stock subject to Incentive Options which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the Incentive Options' grant. Incentive Options may not have an exercise period that exceeds ten years from the date of grant and is subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. None of these restrictions applies to the grant of Non-Statutory Options, which may have an exercise price less than the fair market value of the underlying Common Stock on the date of grant, may have a total fair market value of shares subject thereto which are valued in excess of $100,000 in any given calendar year, and may be exercisable for an indeterminate period of time.

EXERCISE OF OPTIONS

         An option may be exercised by written notice to the Company's Chief Financial Officer or other officer designated by the Committee. The exercise price of an option may be paid in cash or, with the consent of the Committee,
(i) by delivery of previously acquired shares of Common Stock that have been held for at least six months, valued at their fair market value on the date they are tendered, (ii) by delivery of a full recourse promissory note for the portion of the exercise price in excess of the par value of the shares subject to the option, the terms and conditions of which will be determined by the Committee, and in cash for the par value of the shares, (iii) by any combination of the foregoing methods, or (iv) by delivery of written instructions to forward the notice of exercise to a broker or dealer and to deliver to a specified account a certificate for the shares purchased upon exercise of the option and a copy of irrevocable instructions to the broker or dealer to deliver the purchase price of the shares to the Company.

TRANSFERABILITY

         An option is not transferable except by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee or by the optionee's guardian or legal representative. Notwithstanding the foregoing, an optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if
(a) the stock option agreement with respect to such Non-Statutory Option as approved by the Committee expressly so provides and (b) the optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

EXPIRATION OF OPTIONS

         Options will expire at such time as the Committee determines at the date of grant; provided, however, that no Incentive Options may be exercised more than ten years from the date of grant, unless Incentive Options are held by a 10% shareholder, in which case such Incentive Options may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS

         Any option granted under the 1995 Stock Option Plan will, subject to earlier termination by its terms, terminate automatically if not exercised: (i) within 30 days after the optionee's termination of employment with the Company (other than by reason of death, disability, retirement, or for cause); (ii) within one year after the employee's death or termination of employment by the Company by reason of disability, as defined in the 1995 Stock Option Plan; (iii) within three years after an employee's retirement, as defined in the 1995 Stock Option Plan; and (iv) prior to termination by the Company for cause, as defined in the 1995 Stock Option Plan. The 1995 Stock Option Plan terminates on August 8, 2005, unless earlier terminated by the Board of Directors.

TERM OF 1995 STOCK OPTION PLAN

         Unless terminated by the Company's Board of Directors, the 1995 Stock Option Plan will terminate on August 8, 2005.

AMENDMENT

         The Board may terminate, amend or modify the 1995 Stock Option Plan at any time without further action on the part of the stockholders of the Company; provided, however, that (a) in no event shall any amendment be made to the 1995 Stock Option Plan which would cause the Incentive Options granted thereunder to fail to qualify as Incentive Options under the Code; (b) any amendment to the 1995 Stock Option Plan which requires the approval of the stockholders of the Company under the Code or the regulations promulgated thereunder shall be subject to approval by the stockholders of the Company in accordance with the Code or such regulations; and (c) any amendment to the 1995 Stock Option Plan which requires the approval of the stockholders of the Company under any of the applicable securities exchanges or regulatory bodies shall be subject to the approval of the stockholders of the Company in accordance with such rules. No amendment, modification or termination of the 1995 Stock Option Plan shall in any manner adversely affect any option previously granted to an optionee under the 1995 Stock Option Plan without the consent of the optionee or the transferee of such option.

1995 STOCK OPTION PLAN TABLE

         As of June 30, 1997, options to purchase an aggregate of 3,227,260 shares of the Company's Common Stock (net of options canceled) had been granted pursuant to the 1995 Stock Option Plan, options to purchase 350,628 shares had been exercised, options to purchase 2,770,092 shares remained outstanding, and 1,872,280 shares remained available for future grant. As of June 30, 1997, the market value of all shares of the Company's Common Stock subject to outstanding options under the 1995 Stock Option Plan and all of the Company's stock option plans were approximately $48,822,872 and $78,280,750 respectively (based upon the closing sale price of the Company's Common Stock as reported on the Nasdaq National Market on June 30, 1997 of $17.625 per share). During the fiscal year ended June 30, 1997, options covering 2,282,056 shares of the Company's Common Stock were granted to employees of the Company under the 1995 Stock Option Plan. The market value of the 5,000,000 shares of the Company's Common Stock to be subject to the 1995 Stock Option Plan was approximately $88,125,000 as of June 30, 1997.

         As of June 30, 1997, the following current directors and executive officers had been granted options under the 1995 Stock Option Plan as follows:


                                                NUMBER OF OPTIONS                   AVERAGE EXERCISE
                NAME                                 GRANTED                        PRICE PER SHARE
-------------------------------------      ----------------------------       ----------------------------
Peter J. Kight                                           301,000                              $16.29
Mark A. Johnson                                           31,847                              $16.29
Eugene F. Quinn                                            8,000                              $14.75
Jay N. Whipple, III                                            0                                  --
Peter F. Sinisgalli                                      192,273                              $17.33
Kenneth J. Benvenuto                                     224,742                              $13.24


Since adoption of the 1995 Stock Option Plan: (i) all current executive officers, as a group, have been granted options under the 1995 Stock Option Plan covering 1,205,880 shares of the Company's Common Stock which represents approximately 37.3% of the total number of options granted pursuant to the 1995 Stock Option Plan; (ii) all directors who are not executive officers, as a group, have been granted options under the 1995 Stock Option Plan covering 47,000 shares of the Company's Common Stock which represents approximately 1.5% of the total number of options granted pursuant to the 1995 Stock Option Plan; and (iii) all current employees, excluding executive officers, as a group, have been granted options under the 1995 Stock Option Plan covering 1,974,380 shares of the Company's Common Stock which represents approximately 61.2% of the total number of options granted pursuant to the 1995 Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The 1995 Stock Option Plan permits the granting of Incentive Options as well as Non-Statutory Options. Generally, no income is recognized when either type of option is granted to the option holder, but the subsequent tax treatment differs widely.

         Non-Statutory Options. Upon the exercise of a Non-Statutory Option, the excess of the fair market value of the shares on the date of exercise over the option price is compensation to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, respectively, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         Incentive Options. Generally, no regular taxable income is recognized upon the exercise of Incentive Options. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of Incentive Options may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the "Holding Periods"). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss, respectively, which will be taxed at rates which depend on how long such shares were held.

         Alternative Minimum Tax. For purposes of determining the option holder's alternative minimum taxable income subject to the alternative minimum tax, the exercise of Incentive Options by an option holder will result in the recognition of taxable income at the time of the exercise of the option in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price. The alternative minimum tax is paid only to the extent it exceeds an individual's regular tax. It is imposed at a rate of 26% on the first $175,000 of alternative minimum taxable income in excess of the applicable exemption amount and at a rate of 28% for any alternative minimum taxable income over that amount. The exemption amount is phased out for higher income taxpayers.

         Exercise with Previously-Owned Shares. All options granted under the 1995 Stock Option Plan may be exercised with payment either in cash or, if authorized in advance by the Company's Board of Directors, in previously-owned shares of the Company Common Stock at their then fair market value, or in a combination of both. When previously-owned shares ("Old Shares") are used to purchase shares ("New Shares") upon the exercise of Incentive Options or Non-Statutory Options, no gain or loss is recognized by the option holder to the extent that the total value of the Old Shares surrendered does not exceed the total value of all of the New Shares received. If, as would almost always be the case, the value of the New Shares exceeds the value of the Old Shares, the excess amount is not regular taxable income to the option holder, if the option exercised is an Incentive Option and the Holding Periods discussed above are met for the Old Shares at the time of exercise. The New Shares would also be subject to the Holding Periods discussed above. On the other hand, if the option exercised is Non-Statutory Options, the excess amount is taxable as ordinary income.

         The Company Deduction. No tax deduction is available to the Company in connection with the exercise of Incentive Options if the Holding Periods discussed above are met. The Company, however, is entitled to a tax deduction in connection with the exercise of Incentive Options if the Holding Periods discussed above are not met, in an amount equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a Non-statutory Stock Option equal to the compensation income recognized by the option holder upon the grant date or the exercise date (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

         1997 Tax Act. Under recently enacted legislation, capital gains recognized by option holders generally will be subject to a maximum federal income tax rate of 20%, provided the shares sold or exchanged are held for more than eighteen months. If the shares are held for more than one year but less than eighteen months, then the capital gains recognized by option holders will be taxed at a maximum federal income tax rate of 28%.

         Section 162(m). Section 162(m) of the Code does not permit the Company to deduct non-performance-based compensation in excess of $1,000,000 per year paid to certain covered officers. The Company believes that compensation paid pursuant to the 1995 Stock Option Plan should qualify as performance-based compensation and, therefore, Section 162(m) should not cause the Company to be denied a deduction for compensation paid to certain covered officers pursuant to the 1995 Stock Option Plan.

ADOPTION OF THE COMPANY'S INCENTIVE COMPENSATION PLAN

         As part of the Company's overall effort to optimize growth and profitability of the Company, on September 15, 1997, the Company's Board of Directors adopted, subject to approval of the Company's stockholders, the CheckFree Corporation Incentive Compensation Plan (the "Incentive Plan"). The Incentive Plan is intended to satisfy the applicable provisions of, and is being submitted to stockholders pursuant to, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Approval of the Incentive Plan by the Company's stockholders is required under applicable law in order for compensation paid pursuant to the Incentive Plan to qualify as performance-based for purposes of Section 162(m) of the Code. Unless the Incentive Plan is approved by an affirmative vote of the holders of a majority of the shares of the Company's Common Stock at the Annual Meeting, no annual incentive compensation opportunities will be awarded under the Incentive Plan. The Board of Directors has adopted a cash performance bonus program for fiscal 1998 that is not intended to satisfy the provisions of Section 162(m) of the Code, and the fiscal 1998 bonus program has not and will not be submitted for prior stockholder approval. The following summary of the material terms of the Incentive Plan, a copy of which is attached hereto as Appendix B, does not purport to be complete and is qualified in its entirety by the terms of the Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCENTIVE PLAN.

ADMINISTRATION

         The Incentive Plan will be administered by the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will be composed of two or more outside directors within the meaning of Section 162(m) of the Code. The Committee will have the authority to select participants, determine the size, terms and conditions of awards, adopt administrative rules, regulations and procedures, and make conclusive and binding decisions and interpretations under the Incentive Plan.

ELIGIBILITY

         Under the Incentive Plan, key executive officers of the Company are eligible to be granted awards to earn annual cash incentive bonus payments for the fiscal year under the Incentive Plan. Those key executive officers selected to participate in the Incentive Plan and who, as determined by the Committee, are likely to be "Covered Employees" within the meaning of Section 162(m) of the Code in respect of the relevant fiscal year, will be separately identified as "Covered Officers" by the Committee not later than 90 days after the beginning of the fiscal year.

PERFORMANCE MEASURES

         Under the Incentive Plan, performance goals will be established by the Committee for each fiscal year based on any one or more of the following: revenues, market share, income or loss from operations, income or loss before taxes, income or loss before extraordinary items, income or loss before taxes and extraordinary items, net income or loss, net income or loss per common share, cash flow, price of the Company's Common Stock, shareholder return, return on equity, return on investment, return on capital, economic profit, or economic value added. Each of these performance goals may be defined on a corporate, affiliate, business unit or individual basis. Each performance goal shall have a minimum performance standard below which no payments will be made. The performance goals may be based on an analysis of historical performance and growth expectations, financial results of other comparable businesses, and progress toward achieving the Company's long-range strategic plan. The performance goals and determination of results shall be based entirely on objective measures for all Covered Officers. After performance goals are established, discretion may not be used to modify award results except as permitted under Section 162(m) of the Code. The maximum annual award payable to any individual participant under the Incentive Plan is $2 million.

         Performance goals based on the performance measures and the potential awards that will be payable upon attainment of those performance goals, expressed as a percentage of base salary as of July 1 of each fiscal year, will be established in writing by the Committee not later than 90 days after the commencement of the fiscal year. The target incentive compensation percentage for each participant will be based on the level and functional responsibility of his or her position, size of the business for which the participant is responsible, and competitive practices. Awards may be granted based on more than one performance measure.

         The awards will be payable in cash annually after the Company's audited financial statements have been certified by the Company's auditor for the fiscal year of computation. Awards will only be paid to participants who remain employed by the Company on the last day of the fiscal year to which the award relates, except in the event of termination of employment by reason of death or disability, in which case the award will be pro rated for the time employed, and in the event of a change in control, in which case the award will be paid in full at the 100% target level pro rated for the time elapsed within the fiscal year to the change in control.

ADJUSTMENTS

         The Committee may make adjustments in the terms and conditions of, and the criteria included in, individual awards in recognition of unusual or non-recurring events affecting the Company, whenever the Committee determines that such adjustments are necessary in order to prevent dilution or enlargement of the benefits or potential benefits available under the Incentive Plan; provided, however, the Committee may not use any discretion to modify award results for Covered Officers except as permitted under Section 162(m) of the Code.

AMENDMENTS

         The Incentive Plan may be amended by action of the Board of Directors or the Committee without stockholder approval unless such approval is required under Section 162(m) of the Code or other relevant laws. The Company and the Committee may make such amendments to the Incentive Plan as are necessary to comply with Section 162(m) and the regulations thereunder. No amendment shall be made to the Incentive Plan that materially and adversely affects the rights of a participant under a previously granted award.

NON-TRANSFERABILITY

         Any award granted under the Incentive Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

DURATION

         The Incentive Plan shall remain in effect for a period of ten years from the date of stockholder approval, subject to the right of the Board of Directors of the Company to terminate or amend the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under Section 162(m) of the Code, compensation paid by a company in excess of $1 million for any taxable year to a Covered Employee generally is deductible by the company or its affiliates for federal income tax purposes if it is based on the attainment of performance goals determined by a compensation committee of the board of directors of the company which is comprised solely of two or more outside directors, the material terms under which the remuneration is to be paid, including the performance goals, are disclosed to stockholders and approved by a majority of the vote thereof prior to payment of such remuneration, and prior to payment the compensation committee certifies that the performance goals and any other material terms were in fact satisfied. "Covered Employee" means an employee who at the close of the company's taxable year, is the chief executive officer of the company or among the four highest compensated officers for the taxable year and required to be reported to stockholders under the Securities Exchange Act of 1934, as amended. The Company has taken Section 162(m) into consideration in structuring the Incentive Plan, and intends that awards payable thereunder will satisfy the requirements for deductibility. However, if the Board of Directors determines that compliance with the requirements of Section 162(m) is not desired with respect to any award under the Incentive Plan, then compliance with Section 162(m) will not be required. Awards are treated as ordinary income to each participant and are subject to income and other payroll tax withholding by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all reporting persons complied with all filing requirements during the year ended June 30, 1997, except for one late filing made by Mr. Kenneth J. Benvenuto.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, as auditors for the Company for fiscal 1998. Deloitte & Touche LLP has served as the independent public accountants for the Company since 1981. The Board of Directors believes that the reappointment of Deloitte & Touche LLP for fiscal 1998, is appropriate because of the firm's reputation, qualifications, and experience. Representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

PROPOSALS BY STOCKHOLDERS FOR 1998 ANNUAL MEETING

         If any stockholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 1998, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 4411 East Jones Bridge Road, Norcross, Georgia 30092 prior to the close of business on June 30, 1998. Any proposal submitted after that date may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of the stockholders arise, the proxy in the enclosed form confers upon the persons designated to vote the shares discretionary authority to vote with respect to such matter in accordance with their best judgment.

         The Company's 1997 Annual Report to Stockholders, including financial statements, was furnished to stockholders prior to or concurrently with the mailing of this proxy material.

                                         By Order of the Board of Directors,

                                         Curtis A. Loveland
                                         Secretary

                                                                      APPENDIX A

                              CHECKFREE CORPORATION

                             1995 STOCK OPTION PLAN
                             -----------------------
                             AS AMENDED AND RESTATED
                             -----------------------


          1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain Key Associates, officers, directors, consultants and advisers who render services to CHECKFREE CORPORATION, a Delaware corporation (the "Company"), and any current or future Subsidiary or Parent thereof (together the "Company Group"), by the granting of stock options (the "Options") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not meet such requirements ("Non-statutory Options").

          2. EFFECTIVE DATE. The Plan shall become effective on August 8, 1995, the date the Plan was adopted by the Board of Directors of the Company and approved by a majority of the shares of common stock of the Company entitled to vote thereon (the "Effective Date").

          3. ADMINISTRATION.

                  (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"), which may, to the full extent permitted by law, delegate all or any of its powers under the Plan to a committee (the "Committee") which consists of not fewer than two members of the Board. If the Committee is so appointed and to the extent such powers are delegated, all references to the Board in the Plan shall mean and relate to the Committee. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder.

                  (b) Subject to the provisions of the Plan, the Board is authorized to establish, amend and rescind such rules and regulations as it may deem appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with, the Plan or the Options granted thereunder as it may deem necessary or advisable. All actions taken by the Board under the Plan shall be final and binding on all persons. No member of the Board shall be liable for any action taken or determination made relating to the Plan, except for gross negligence or willful misconduct.

                  (c) Each member of the Board shall be indemnified by the Company against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent shall not be unreasonably withheld) reasonably incurred by such member in connection with any action taken in relation to the Plan to which he or she may be a party by reason of service as a member of the Board, except in relation to matters as to which he or she shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification shall be in addition to such other rights as the Board member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

          4. ELIGIBILITY.

                  (a) ISOs and Non-statutory Options may be granted to such Key Associates of the Company Group, and Non-statutory Options only may be granted to directors who are not employees of and to consultants and advisers who render services to the Company Group, as the Board shall select from time to time (the "Optionees"). More than one Option may be granted to an individual under the Plan.

                  (b) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under Section 422(b)(6) of the Code to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary corporation; PROVIDED, HOWEVER, this restriction shall not apply if at the time such ISO is granted the option price per Share of such ISO shall be at least 110% of the Fair Market Value of such Share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This subparagraph 4(b) has no application to Options granted under the Plan as Non-statutory Options.

                  (c) The aggregate Fair Market Value (determined as of the date the ISO is granted) of Shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other ISO plan of the Company or the Company Group may not exceed $100,000. If an ISO which exceeds the $100,000 limitation of this subparagraph 4(c) is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Non-statutory Option pursuant to Section 422(d) of the Code. Except as otherwise expressly provided in the immediately preceding sentence, this subparagraph 4(c) has no application to Options granted under the Plan as Non-statutory Options.

          5. STOCK SUBJECT TO PLAN. The stock subject to Options under the Plan shall be shares of the common stock, $.01 par value, of CheckFree Corporation ("Shares"). The Shares issued pursuant to Options granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares for which Options may be granted under the Plan shall not exceed 5,000,000 Shares, subject to adjustment in accordance with the terms of paragraph 12 hereof. The maximum number of shares for which Options may be granted under the Plan during any calendar year to any one Key Associate may not exceed 500,000 shares, subject to adjustment in accordance with the terms of paragraph 12 hereof. Any Shares subject to an Option which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to any forfeiture hereunder may again be the subject of an Option under the Plan. The Board, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options shall constitute general funds of the Company.

          6. TERMS AND CONDITIONS OF OPTIONS.

                  (a) At the time of grant, the Board shall determine whether the Options granted are to be ISOs or Non-statutory Options and shall enter into stock option agreements with the recipients accordingly. All Options granted shall be authorized by the Board and, within a reasonable time after the date of grant, shall be evidenced by stock option agreements in writing ("Stock Option Agreements"), in such form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Board shall from time to time determine. Any action under paragraph 12 may be reflected in an amendment to or restatement of such Stock Option Agreements.

                  (b) The Board may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

          7. PRICE. The option price per Share (the "Option Price") of each Option granted under the Plan shall be determined by the Board; PROVIDED, HOWEVER, the Option Price of each ISO granted under the Plan shall not be less than the Fair Market Value (determined without regard to any restrictions other than a restriction which, by its terms, will never lapse) of a Share on the date of grant of such Option. An Option shall be considered granted on the date the Board acts to grant the Option or such later date as the Board shall specify.

          8. OPTION PERIOD. The period during which the Option may be exercised (the "Option Period") shall be determined by the Board; PROVIDED, HOWEVER, any ISO granted under the Plan shall have an Option Period which does not exceed 10 years from the date the ISO is granted.

          9. NON-TRANSFERABILITY OF OPTIONS. An Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or by his guardian or legal representative. Notwithstanding the foregoing, an Optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if (a) the stock option agreement with respect to such Non-Statutory Option as approved by the Committee expressly so provides and (b) the Optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

         10. EXERCISE OF OPTIONS.

                  (a) Options granted hereunder will be exercisable upon the terms and conditions and in accordance with the vesting percentages determined by the Board in its sole discretion. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) in the event of the Optionee's termination of employment as specified in subparagraph 11(a), the Options shall be exercisable to the extent and for the period specified in subparagraph 11(a); (ii) in the event of the Optionee's termination of employment by reason death or by the Company by reason of Disability as specified in subparagraph 11(b), the Options shall be exercisable to the extent and for the period specified in subparagraph 11(b); (iii) in the event of the Optionee's termination of employment by reason of Retirement, the Options shall be exercisable to the extent and for the period specified in subparagraph 11(d); and (iv) in the event of a Change in Control, the Options shall become exercisable as specified in subparagraph 12(c).

                  (b) An Option shall be exercisable only upon delivery of a written notice to the Company's Chief Financial Officer or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

                  (c) Within five business days following the date of exercise of an Option, the Optionee or other person exercising the Option shall make full payment of the Option Price (i) in cash; (ii) with the consent of the Board, by tendering previously acquired Shares which have been held by the Optionee for at least six months (valued at their Fair Market Value as of the date of tender);
(iii) with the consent of the Board, and to the extent permitted by applicable law, with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Board and in cash for the par value of the Shares; (iv) with the consent of the Board, any combination of (i), (ii), or
(iii); or (v) with the consent of the Board, if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                           (A) written instructions to forward a copy of such
                  notice of exercise to a broker or dealer as defined in Section 3(a)(4) and 3(a)(5) of the 1934 Act, and designated in such notice ("Broker"), and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                           (B) a copy of irrevocable instructions to the Broker
                  to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option.

         If previously acquired Shares are to be used to pay the exercise price of an ISO, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such Shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

         11. TERMINATION OF EMPLOYMENT.

                  (a) Upon termination of an Optionee's employment with the Company Group, other than by reason of death or Retirement or termination by the Company by reason of Disability or For Cause, the Optionee shall have 30 days after the date of termination of employment (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him to the extent the same were exercisable on the date of termination. The Board may cancel an Option during the 30-day period after termination of employment referred to in this paragraph if the Optionee engages in employment or activities contrary, in the sole opinion of the Board, to the best interests of the Company.

                  (b) Upon termination of an Optionee's employment by death or by the Company by reason of Disability ("Disability Related Termination"), the Optionee or the Optionee's personal representative, or the person or persons to whom his rights under the Options pass by will or the laws of descent or distribution, shall have one year after the date of death or the date of the Disability Related Termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by the Optionee to the extent the same were exercisable on the date of the Optionee's termination of employment, except that the time elapsed from the date of death or a Disability Related Termination to the date of exercise of such Option shall accrue toward any vesting requirements in the Stock Option Agreement evidencing such Option as if the Optionee had remained employed by the Company.

                  (c) Upon termination of an Optionee's employment For Cause, all Options held by such Optionee shall terminate effective on the date of termination of employment.

                  (d) With respect only to options granted after September 15, 1997, upon termination of an Optionee's employment by reason of Retirement, the Optionee shall have three years after the date of Retirement (but not later than the expiration of the Stock Option Agreement) to exercise any Option held by Optionee at the time of Retirement to the extent the same was exercisable on the date of the Optionee's exercise of the Option, except that the time elapsed from the date of Retirement to the date of exercise of such Option shall accrue toward any vesting requirements in the Stock Option Agreement evidencing such Option as if the Optionee had remained employed by the Company; PROVIDED, HOWEVER, notwithstanding the foregoing, in the event of the Optionee's death after Retirement, the Optionee or the Optionee's personal representative, or the person or persons to whom his rights under the Options pass by will or the laws of descent or distribution, shall have one year after the date of death (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by the Optionee to the extent the same were exercisable on the date of the Optionee's death and the elapsed time from the date of death to the exercise of the Option shall not accrue toward any vesting requirements in the Stock Option Agreement evidencing such Option; PROVIDED FURTHER, at the time of the exercise of an Option by an Optionee following termination of employment by reason of Retirement, the Optionee shall represent and warrant to the Company that he has been in material compliance with all terms and conditions of the Retirement Agreement with the Company (as defined in Section 27(f) hereof); and PROVIDED FURTHER, that in the event that the Optionee violates the Retirement Agreement, all of the Optionee's unexercised Options shall immediately terminate and the Optionee shall return to the Company the economic value of any Option which was realized or obtained (measured at the date of exercise) by the Optionee after the violation of the Retirement Agreement.


         12. STOCK SPLITS; MERGERS; REORGANIZATIONS; CHANGE IN CONTROL.

                  (a) In the event of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization, the aggregate number of Shares for which Options may be granted under this Plan, the number of Shares subject to outstanding Options and the Option Price of the Shares subject to outstanding Options shall be proportionately adjusted or substituted to reflect the same. The Board shall make such other adjustments to the Options, the provisions of the Plan and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

                  (b) In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

                  (c) In the event of a Change in Control, all outstanding options granted under this Plan shall then be immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.

         13. SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to Section 12 of the 1934 Act, any Optionee or other person exercising the Option who is subject to Section 16 of the 1934 Act by virtue of his or her relationship to the Company shall not sell or otherwise dispose of the Shares subject to Option unless at least six months have elapsed from the date of grant of the Option.

         14. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

         15. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option or Stock Option Agreement shall confer on any Optionee any right to continue in the employ or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time. The establishment of the Plan shall in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Optionee. Options granted under the Plan shall not be affected by any change of duties or position of the Optionee with the Company.

         16. AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Option, the Board may, in its sole determination, require the Optionee to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

         17. WITHHOLDING TAXES. The Company's obligation to deliver Shares upon exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state or local tax withholding obligations. The Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to or with respect to an Optionee, amounts sufficient to satisfy any federal, state or local withholding tax liability attributable to such Optionee's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased under any Option or to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations. The Board, in its sole discretion, may permit Optionees to elect to have Shares that would be acquired upon exercise of Options (valued at their Fair Market Value as of the date of exercise) withheld by the Company in satisfaction of such Optionees' withholding tax liabilities.

         18. EXCHANGES. The Board may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option shall be exercisable at such price, during such period and on such other terms and conditions as are specified by the Board at the time the new Option is granted. Upon surrender, the Options surrendered shall be cancelled and the Shares previously subject to them shall be available for the grant of other Options.

         19. REPURCHASE OF SHARES BY THE COMPANY. Any Shares purchased or acquired upon exercise of an Option may, in the sole discretion of the Board, be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the Stock Option Agreement pursuant to which the Shares were purchased or acquired.

Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legend provisions as may be set forth in the Stock Option Agreement pursuant to which the Shares were purchased or acquired.

         20. CONFIDENTIALITY AGREEMENTS. Upon the Company's request, each Optionee shall execute, prior to or contemporaneously with the grant of any Option hereunder, the Company's then standard form of agreement relating to nondisclosure of confidential information, noncompetition and/or assignment of inventions and related matters.

         21. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver the Shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under the Plan shall not be exercisable prior to (i) the date upon which the Company shall have registered the Shares for which Options may be issued hereunder under the 1933 Act, and (ii) the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable in connection therewith, or alternatively, unless the Company shall have received an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act, or under state or other law.

         22. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company.

         23. EXPENSES. All expenses and costs in connection with administration of the Plan shall be borne by the Company.

         24. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the shareholders of the Company; PROVIDED, HOWEVER, that (a) in no event shall any amendment be made to the Plan which would cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; (b) any amendment to the Plan which requires the approval of the shareholders of the Company under the Code or the regulations promulgated thereunder shall be subject to approval by the shareholders of the Company in accordance with the Code or such regulations; and (c) any amendment to the Plan which requires the approval of the shareholders of the Company under any rules promulgated under the 1934 Act shall be subject to the approval of the shareholders of the Company in accordance with such rules. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option.

         With the consent of the Optionee affected, the Board may amend outstanding Options or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding ISO's granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

         25. TERM OF PLAN. The Plan shall become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of common stock of the Company entitled to vote on, or within twelve months of, the date of the Plan's adoption by the Board, and all Options granted prior to such approval shall be subject to such approval. The Plan shall terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of Optionees under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

         26. LIMITATION OF LIABILITY. The liability of the Company Group under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Stock Option Agreements, and no term or provision of this Plan or of any Stock Option Agreements shall be construed to impose any further or additional duties, obligations or costs on the Company Group not expressly set forth in the Plan or the Stock Option Agreements.

         27. DEFINITIONS.

                  As used in this Plan, the following terms have the meanings indicated.

                  (a) CHANGE IN CONTROL. "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                           (i) Any Person (other than a Person in control of the
Company as of the Effective Date of the Plan, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a company owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities; or

                           (ii) The stockholders of the Company approve: (x) a
plan of complete liquidation of the Company; or (y) an agreement for the sale or disposition of all or substantially all the Company's assets; or (z) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the

Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                  However, in no event shall a "Change in Control" be deemed to have occurred, with respect to an Optionee, if the Optionee is part of a purchasing group which consummates the Change in Control transaction. An Optionee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Optionee is an equity participant or has been identified as a potential equity participant in the purchasing company or group except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.

                  For purposes of this definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act, and used in Section 13(d) and 14(d) thereof, including a "group" as defined in
Section 13(d) thereof, and "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

                  (b) DISABILITY. "Disability" means any injury of the body or any disorder of the body or mind which renders the Optionee unable to perform the material and substantial duties of his regular employment by the Company Group at the time of the Optionee's termination of employment by the Company Group. The Company's determination that a termination of employment was not a Disability Related Termination may be disputed by the Optionee for purposes of any Option held by the Optionee under this Plan upon written notice to the Company's Chief Financial Officer within 30 days after termination of employment. If so disputed, the Company will promptly select a physician, the Optionee will promptly select a physician, and the physicians so selected will select a third physician ("Independent Physician") who will make a binding determination of Disability for purposes of this Plan. The Optionee will make himself available for and submit to examinations by such physicians as may be directed by the Company. Failure of the Optionee to submit to any examination or failure of the Independent Physician to make his determination within 90 days after the date of the notice that the Optionee disputed the Company's determination shall constitute acceptance of the Company's determination as to Disability. If the decision of the Independent Physician upholds the Company's determination, any outstanding Option held by the Optionee shall be exercisable for 30 days from the date of such decision (but not later than the expiration of the date of the Stock Option Agreement) to the extent that the Option was exercisable on the date of the Optionee's termination of employment and thereafter the Option shall terminate.

                  (c) FAIR MARKET VALUE. If the Shares are publicly traded, the term "Fair Market Value," as used in this Plan, shall mean (i) the closing price quoted in the NASDAQ National Market System, if the Shares are so quoted, (ii) the last quote reported by NASDAQ for small-cap issues, if the Shares are so quoted, (iii) the mean between the bid and asked prices as reported by NASDAQ, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next previous date on which the Shares were quoted or traded. In all other cases, Fair Market Value of the Shares shall be determined by and in accordance with procedures established in good faith by the Board and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

                  (d) KEY ASSOCIATES. "Key Associates" means all executive, administrative, operational and managerial employees of the Company Group who are determined by the Board to be eligible for Options under the Plan.

                  (e) PARENT AND SUBSIDIARY. The terms "Parent" and "Subsidiary"shall have the respective meanings set forth in sections 424(e) and
(f) of the Code.

                  (f) RETIREMENT. "Retirement" means the termination of employment by an Optionee who has attained the age of at least 59 1/2, who has been continuously employed by the Company Group for at least five years, and who has entered into a written confidentiality and non-competition agreement with the Company ("Retirement Agreement") in a form acceptable to the Board at the time of such termination of employment.

                  (g) TERMINATION OF EMPLOYMENT FOR CAUSE. Termination of employment "For Cause" means termination of employment for (i) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (ii) the engagement in activities or conduct injurious to the reputation of the Company; (iii) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (iv) the violation of any of the terms and conditions of any written agreement the Optionee may have from time to time with the Company (following 30 days' written notice from the Company specifying the violation and the employee's failure to cure such violation within such 30-day period); or (v) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

                                    CHECKFREE CORPORATION


                                    By:  /s/ Peter J. Kight
                                       ---------------------------------------
                                       Peter J. Kight
                                       President and Chief Executive Officer

Adopted:                            August 8, 1995
Amended and Restated:               September 15, 1997

                                                                      APPENDIX B



                              CHECKFREE CORPORATION


                           INCENTIVE COMPENSATION PLAN



                              ESTABLISHMENT OF PLAN
                              ---------------------

         1.1 PLAN ADOPTION. CheckFree Corporation, a Delaware Corporation ("Corporation"), hereby adopts the CheckFree Incentive Compensation Plan ("Plan"), subject to the approval of the Corporation's stockholders. The Plan shall become effective upon the approval of the stockholders of the Corporation (the "Effective Date") and shall remain in effect for a period of 10 years from such approval, subject to the right of the Board of Directors to amend or terminate the Plan.

         1.2 PURPOSE. The purpose of the Plan is to optimize the growth and profitability of the Corporation by providing to key executive officers incentives that encourage, recognize, and reward exceptional levels of corporate, business unit, or individual performance. The Plan's intent is to use award dollars as a clear communication vehicle linking the interests of eligible key executive officers with the interests of the Corporation by establishing a direct link between performance and incentive payments.


                                   DEFINITIONS
                                   -----------

         The following terms used in the Plan shall have the meanings set forth below.

         2.1 "Associate" means any full-time, active employee of the Corporation.

         2.2 "Award" means, individually or collectively, a grant under this Plan of an opportunity to earn a cash bonus payment upon the terms and conditions set forth in the action of the Committee granting the Award.

         2.3 "Change in Control" of the Corporation shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                           (a) Any Person (other than a Person in control of the
Corporation as of the Effective Date of the Plan, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of voting securities of the Corporation) becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities; or

                           (b) The stockholders of the Corporation approve: (i)
a plan of complete liquidation of the Corporation; or (ii) an agreement for the sale or disposition of all or substantially all the Corporation's assets; or
(iii) a merger, consolidation, or reorganization of the Corporation with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Corporation (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                  However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has been identified as a potential equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors).

                  For purposes of this definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and used in
Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof, and "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" has the meaning set forth in Section 3.1 herein.

         2.6 "Corporation" means CheckFree Corporation, a Delaware corporation, together with any parent, subsidiary or successor thereto.

         2.7 "Covered Employee" means a Participant who, as of the date of an Award is earned or paid, as applicable, is one of the group of "covered employees," as defined in the regulations under Code Section 162(m), or any successor statute.

         2.8 "Director" means any individual who is a member of the Board of Directors of the Corporation.

         2.9 "Disability" means any injury of the body or any disorder of the body or mind which renders the Participant unable to perform the material and substantial duties of his regular employment by the Corporation at the time of his termination of employment with the Corporation. The Corporation's determination that a termination of employment was not due to Disability may be disputed by a Participant for purposes of determining any Award payable under
Section 5.4 of this Plan upon written notice to the Corporation's Chief Financial Officer within 30 days after the Participant's termination of employment. If so disputed, the Corporation will promptly select a physician, the Participant will promptly select a physician, and the physicians so selected will select a third physician ("Independent Physician") who will make a binding determination of Disability. The Participant will make himself available for and submit to examinations by such physicians as may be directed by the Corporation. Failure of the Participant to submit to any examination or failure of the Independent Physician to render his determination within 90 days of the date of the notice that the Participant disputed the Corporation's determination shall constitute acceptance of the Corporation's determination as to Disability.

         2.10 "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

         2.11 "Officer" means any Associate elected as an officer of the Corporation by the Board of Directors.

         2.12 "Participant" means any Associate who has outstanding an Award granted under the Plan.

         2.13 "Performance-based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.14 "Parent" means any corporation, partnership, joint venture or other entity which has a majority voting interest in the Corporation.

         2.15 "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Corporation has a majority voting interest.


                                 ADMINISTRATION
                                 --------------

         3.1 THE COMMITTEE. The Plan will be administered by the Stock Option and Compensation Committee ("Committee") of the Board of Directors of the Corporation composed of two or more "outside directors" within the meaning of Code Section 162(m).

         3.2 AUTHORITY. The Committee shall have the full power to select Officers who shall participate in the Plan; determine the size, terms and conditions of Awards in a manner consistent with the Plan; interpret and construe the Plan; and adopt such rules, regulations, and procedures for the administration of the Plan as the Committee deems necessary or advisable.

         3.3 DECISIONS BINDING. The Committee's interpretations of the Plan, and all decisions and determinations made by the Committee, shall be conclusive and binding on all parties, including the Corporation and any Participant or other person claiming a right to payment with respect to an Award under the Plan.

                                   ELIGIBILITY
                                   -----------

         4.1 OFFICERS; COVERED OFFICERS. All persons deemed by the Committee to be key executive Officers are eligible to be granted Awards under the Plan. Not later than 90 days after the beginning of each fiscal year of the Corporation, the Committee will identify those Officers, referred to herein as "Covered Officers," whose compensation for that year is anticipated to be affected by the Code Section 162(m) limitation on the deductibility of compensation and assign each such Covered Officer to a separate Participant group for the purposes of defining their Awards under the Plan.

         4.2 PARTIAL YEAR PARTICIPATION. Persons who become key executive Officers of the Corporation after the date of the Committee's initial grant of Awards but prior to the end of the fiscal year, whether due to promotion, transfer or initial commencement of employment with the Corporation, may be granted Awards by the Committee on a partial year basis. In each such case, the Committee shall specify the terms and conditions of such Award, including any pro rata allocations of the performance measures to such partial year Participants.


                                     AWARDS
                                     ------

         5.1 PERFORMANCE MEASURES. For each fiscal year, the Committee shall first establish written annual performance goals based on any one or more of the following objective performance measures: revenues, market share, income or loss from operations, income or loss before taxes, income or loss before extraordinary items, income or loss before taxes and extraordinary items, net income or loss, net income or loss per common share, cash flow, price of the Corporation's common stock, shareholder return, return on equity, return on investment, return on capital, economic profit, or economic value added. Subject to the terms of the Plan, each of the performance goals may be defined by the Committee on a corporate, affiliate, business unit or individual basis, and may include or exclude specified extraordinary or non-recurring items and may be measured before or after applicable taxes. Each performance goal shall have a minimum performance standard below which no payments will be made. The performance goals may be based on an analysis of historical performance and growth expectations, financial results of other comparable businesses, and progress towards achieving the Corporation's long-range strategic plan for the business. The performance goals and determination of results shall be based entirely on objective measures for all Covered Officers.

         5.2 GRANT OF PERFORMANCE AWARDS. Performance goals based on the preestablished performance measures and the potential Awards that will be payable upon attainment of those performance goals, expressed as a percentage of base salary as of July 1 of each fiscal year, will be established in writing by the Committee not later than 90 days after the commencement of the fiscal year to which the goals relate. The target incentive compensation percentage for each selected Participant will be based on the level and functional responsibility of his or her position, size of the business for which the Participant is responsible, and competitive practices. Performance goals may differ for Awards granted to any one Participant or to different Participants. The Committee may determine that any Award shall be based on more than one performance measure. The Committee may increase individual awards based upon extraordinary circumstances; provided, however, the Committee may not use any discretion to modify award results for Covered Officers except as permitted under Code Section 162(m).

         5.3 AWARD AGREEMENTS. The Committee may require that any Award be evidenced by a written agreement which may contain such terms and conditions as the Committee may require. In the event of any conflict between such Award agreements and the Plan, however, the terms of the Plan shall control.

         5.4 PAYMENT OF AWARDS. Unless payment is deferred as provided in
Section 5.6, Awards will be payable in cash annually after the date the Corporation's audited financial statements have been certified by the Corporation's auditor for the relevant fiscal year of computation; provided that awards will be paid to Covered Officers only after the Committee has certified in writing in the minutes of a committee meeting or otherwise that the performance goals applicable to Covered Officers have been satisfied. No Award will be paid to any Participant who is not employed by the Corporation on the last day of the fiscal year to which the Award relates; provided, however, the Participant shall be paid in accordance with Sections 6.1 and 6.2 in the event that a Change in Control of the Corporation has occurred during the fiscal year; provided further, in the event of a Participant's death or a termination of a Participant's employment by the Corporation prior to the last day of the fiscal year by reason of Disability, the Participant or his estate shall be paid, at the same time that other Awards are paid, an amount based upon the actual achievement of the relevant performance objectives for that fiscal year, pro rated for the number of days that elapsed within the fiscal year prior to such termination of employment. Awards are subject to income and other payroll tax withholding by the Corporation.

         5.5 MAXIMUM AWARD. The annual Award payable to any Participant under the Plan will not exceed $2 million.

         5.6 DEFERRALS. The Committee may permit a Participant to defer such Participant's receipt of payment of an Award that would otherwise be due to the Participant. In any such case, the Committee shall, in its sole discretion, determine the rules and procedures for such deferral.

         5.7 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NON-RECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, acquisitions or dispositions of assets or businesses) affecting the Corporation or the financial statements of the Corporation or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, the Committee may not use any discretion to modify award results for Covered Officers except as permitted under Code Section 162(m).


                                CHANGE IN CONTROL
                                -----------------

         6.1 PRO RATA AWARDS. In the event of a Change in Control of the Corporation, there shall be paid out to Participants an amount based upon an assumed achievement of the relevant performance objectives at the 100% target level for the fiscal year, pro rated for the number of days that elapsed within the fiscal year prior to the Change in Control.

         6.2 PAYMENT. Not later than 30 days following the effective date of the Change in Control, the pro rata payments provided in Section 6.1 hereof shall be paid to all Participants of the Plan who are employed by the Corporation on the day immediately preceding the day when the Change in Control becomes effective, and following such payment, the Corporation or any successor thereto shall have no further obligations under this Plan.

         6.3 POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may take any action reasonably necessary to preserve the use of pooling of interests accounting.


                                  MISCELLANEOUS
                                  -------------

         7.1 GUIDELINES. From time to time the Committee may adopt written guidelines for implementation and administration of the Plan.

         7.2 NO RIGHT TO AWARDS. No Officer or other person shall have the right to be selected to receive an Award under the Plan or, if so selected, to be selected to receive a future Award.

         7.3 NON-FUNDED PLAN. The Corporation will not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan, and all Participants shall be general creditors with respect to any Awards payable to them.

         7.4 NON-TRANSFERABILITY OF AWARDS. No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

         7.5 EXPENSES OF PLAN. The costs and expenses of administering the Plan will be borne by the Corporation.

         7.6 LIMITATION ON RIGHTS CONFERRED. Nothing in the Plan, in any Award, or in any action taken under the Plan shall confer on any Participant the right to become or continue to be an employee of the Corporation or interfere in any way with the right of the Corporation to terminate such Participant's employment at any time.

         7.7 GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any awards made under the Plan shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and any applicable federal law.

         7.8 SUCCESSORS. All obligations under the Plan shall be binding upon and inure to the benefit of any successor of the Corporation, whether such successor is the result of a direct or indirect purchase of all or substantially all of the business and assets of the Corporation or a merger, consolidation, or reorganization, or otherwise.

         7.9 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                     EFFECTIVE DATE; AMENDMENT; TERMINATION
                     --------------------------------------

         8.1 EFFECTIVE DATE. The Plan will become effective upon approval by a majority of the votes cast by the stockholders of the Corporation, and will relate to performance beginning with the first fiscal year of the Corporation commencing after stockholder approval.

         8.2 AMENDMENT; TERMINATION. The Corporation may at any time terminate or, from time to time, amend the Plan by action of the Board of Directors or by action of the Committee without stockholder approval unless such approval is required to satisfy the applicable provisions of Code Section 162(m) or other relevant laws. The Corporation and the Committee may amend the Plan and take such other action as they may deem necessary or appropriate to comply with Code
Section 162(m) and regulations issued thereunder. No amendment or termination of the Plan shall, without the written consent of the Participant, materially and adversely affect the rights of the Participant under any previously granted and outstanding Award.

         8.3 CODE SECTION 162(M) COMPLIANCE. In the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award available under the Plan, the Committee may, subject to Section 8.2, make any adjustments it deems appropriate. If the applicable tax or securities laws change to permit the Committee discretion to alter the governing performance goal measures set forth in Section 5.1 without obtaining stockholder approval of such change, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board of Directors of the Corporation determines that such compliance is not desired with respect to any Award available for grant under the Plan, then compliance with Code Section 162(m) will not be required.



                                    CHECKFREE CORPORATION



                                    By:  /s/   Peter J. Kight
                                       ----------------------------------------
                                        Peter J. Kight
                                        President and Chief Executive Officer



 Adopted:  September 15, 1997

                              CHECKFREE CORPORATION
              4411 EAST JONES BRIDGE ROAD, NORCROSS, GEORGIA 30092

         --------------------------------------------------------------


          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 30, 1997

         The undersigned stockholder of CheckFree Corporation (the "Company") hereby appoints Peter J. Kight, Mark A. Johnson and Peter F. Sinisgalli, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 4411 East Jones Bridge Road, Norcross, Georgia, on Thursday, October 30, 1997, at 12:00 p.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned stockholder would have if personally present, for the following purposes:

1.       ELECTION OF MARK A. JOHNSON AND EUGENE F. QUINN AS CLASS II DIRECTORS.
                  [ ]  FOR
                  [ ]  WITHHOLD AUTHORITY FOR EACH NOMINEE

         (INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT NOMINEE'S NAME HERE:_________________________________________________.


2. APPROVE AND ADOPT THE COMPANY'S AMENDED AND RESTATED 1995 STOCK OPTION PLAN, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.
                  [ ]  FOR
                  [ ]  AGAINST

3. ADOPT THE COMPANY'S INCENTIVE COMPENSATION PLAN, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.
                  [ ]  FOR
                  [ ]  AGAINST

4. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   (Continued and to be signed on other side.)


                          (Continued from other side.)

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated September 29, 1997, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                     Dated:                              , 1997
                                           ------------------------------


                                     -------------------------------------------
                                                     (Signature)

                                     -------------------------------------------
                                                     (Signature)

                                     SIGNATURE(S) SHALL AGREE WITH THE NAME(S)
                                     PRINTED ON THIS PROXY. IF SHARES ARE
                                     REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS
                                     SHOULD SIGN THIS PROXY. IF SIGNING AS
                                     ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                     OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                     SUCH.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS